As filed with the Securities and Exchange Commission on September 27, 2000

                                                      Registration No. 333-31966
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT of 1933

                              Envirokare Tech, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                                       88-0412549
(Jurisdiction of incorporation              (I.R.S. Employer Identification No.)
       or organization)

                          2470 Chandler Avenue, Suite 5
                               Las Vegas, NV 89120
         (Address, including zip code, of principal executive offices)

                             Envirokare Tech, Inc.
                                 1999 Stock Plan
                            (Full title of the plan)

                        ---------------------------------

                                 Robert Davidson
                            c/o Envirokare Tech, Inc.
                          2470 Chandler Avenue, Suite 5
                               Las Vegas, NV 89120
                                 (702) 262-1999
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                        ---------------------------------

                                    Copy to:
                              Kenneth A. Korb, Esq.
                           PERKINS, SMITH & COHEN, LLP
                                 1 Beacon Street
                                Boston, MA 02108
                                 (617) 854-4000


--------------------------------------------------------------------------------

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                            Proposed            Proposed
                                            Maximum              Maximum
     Title of             Amount           Offering             Aggregate       Amount of
   Securities to           to be             Price              Offering       Registration
   be Registered       Registered(1)      Per Share(2)           Price(2)          Fee
Common Stock,
par value
$.001 per share      1,700,000 Shares       $0.64             $1,094,375         $304.24

----------
(1) In addition, this Registration Statement also covers an indeterminate amount of additional securities which may be issued under the above-referenced Plan pursuant to the anti-dilution provisions of such Plan and, if interests in the above-referenced Plan are deemed to constitute separate securities, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement shall also cover an indeterminate amount of interests to be offered or sold pursuant to the above-referenced Plan.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1993. Pursuant to General Instruction E. under Form S-8, the registration fee is calculated only with respect to the additional securities registered under the 1999 Stock Plan.

     This registration statement registers an additional 1,700,000 shares of Common Stock related to the 1999 Stock Plan which are of the same class as other securities for which a registration statement on Form S-8, No. 333-31966 (the "Previous Registration Statement"), has been previously filed. The number of shares being registered herein reflects a 2-for-1 stock split, effected as a 100% stock dividend, payable March 6, 2000 to shareholders of record March 1, 2000. Pursuant to General Instruction E. of Form S-8, the contents of the Previous Registration Statement are hereby incorporated herein by reference.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

Exhibit Identification        Description of Exhibit
----------------------        ----------------------
Exhibit 5.1                   Opinion of Perkins, Smith & Cohen, LLP
                              (filed herewith)

Exhibit 23.1                  Consent of Perkins, Smith & Cohen, LLP
                              (included in Exhibit 5.1)

Exhibit 23.2                  Consent of Williams & Webster, P.S., accountants
                              (filed herewith)

Exhibit 24 Power of Attorney (included as part of the Signature page to the Previous
                              Registration Statement)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Envirokare Tech, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on this 27th day of September, 2000.

                                        ENVIROKARE TECH, INC.


                                        By:  /s/    Richard M. Clark
                                             -----------------------------------
                                             Name:  Richard M. Clark
                                             Title: President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                       Date
---------                               -----                       ----
/s/   Richard M. Clark           President, Secretary,        September 27, 2000
---------------------------      Treasurer and Director
Name: Richard M. Clark           (Principal Executive Officer
                                 and Principal Financial and
                                 Accounting Officer)


              *                  Director                     September 27, 2000
---------------------------
Name: Jeannie M. Runnalls


              *                  Director                     September 27, 2000
---------------------------
Name: James D. Scammell


              *                  Director                     September 27, 2000
---------------------------
Name: Henry David Still, IV


*By: /s/  Kenneth A. Korb
     ----------------------
     Kenneth A. Korb,
     as Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Identification        Description of Exhibit
----------------------        ----------------------
Exhibit 5.1                   Opinion of Perkins, Smith & Cohen, LLP
                              (filed herewith)

Exhibit 23.1                  Consent of Perkins, Smith & Cohen, LLP
                              (included in Exhibit 5.1)

Exhibit 23.2                  Consent of Williams & Webster, P.S., accountants
                              (filed herewith)

Exhibit 24 Power of Attorney (included as part of the Signature page to the Previous
                              Registration Statement)